UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 14, 2005
FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Fremont Home Loan Trust 2005-C, Mortgage-Backed Certificates, Series 2005-C)
Fremont Mortgage Securities Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	333-125587	52-2206547
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 961-5000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
     The Registrant registered issuances of Mortgage-Backed Certificates, Series 2005-C on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-125587) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,001,227,000 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates (the “Publicly Offered Certificates”) on July 14, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated June 7, 2005, as supplemented by the Prospectus Supplement dated July 12, 2005, to file a copy of the operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.
     On July 14, 2005, Fremont Mortgage Securities Corporation entered into a Pooling and Servicing Agreement, dated as of July 1, 2005 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, and HSBC Bank USA, National Association, as trustee.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (a) Not applicable
     (b) Not applicable

Exhibit No.	Description

1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of July 12, 2005, by and between Fremont Mortgage Securities Corporation, as depositor, and Greenwich Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., as underwriters.

4.1	The Pooling and Servicing Agreement, dated as of July 1, 2005 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, and HSBC Bank USA, National Association, as trustee.

4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of July 1, 2005, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)
By:	/s/ Patrick E. Lamb
	Name:	Patrick E. Lamb
	Title:	Chief Financial Officer

Dated: July 28, 2005

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)

1	1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of July 12, 2005, by and between Fremont Mortgage Securities Corporation, as depositor, and Greenwich Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., as underwriters.	E

2	4.1	The Pooling and Servicing Agreement, dated as of July 1, 2005 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, and HSBC Bank USA, National Association, as trustee.	E

3	4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of July 1, 2005, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.	E